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                                                                   EXHIBIT 10.77

                              EMPLOYMENT AGREEMENT

                                 BY AND BETWEEN

                      KRAMONT OPERATING PARTNERSHIP, L.P.,

                              KRAMONT REALTY TRUST

                                       AND

                                GEORGE S. DEMUTH

Dated: Effective June 16, 2000

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                                   EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT ("Agreement") is dated effective June 16, 2000, by, between and among KRAMONT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Company"), KRAMONT REALTY TRUST, a Maryland Trust, (together with any successor entity that elects to be taxed as a real estate investment trust under the Code, "Kramont") and GEORGE S. DEMUTH ("Executive").

                                       BACKGROUND:

      WHEREAS, Company desires to employ Executive as its Executive Vice President and Chief Operating Officer and Executive desires to accept such employment. Company and Executive intend, by this Employment Agreement, to establish the terms and conditions of Executive's employment.

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

Definitions.

      As used in this Agreement, the following terms shall have the following meanings (such terms to be equally applicable to both the singular and plural forms):

      "Affiliate" means, with respect to a Person, any other Person which directly or indirectly, through one or more intermediaries, controls, is controlled by or under common control with such Person and in the case of Executive, includes, without limitation, such Executive's immediate family and any trust or other Person owned of for the benefit of any foregoing and any Executive Affiliated Entity, and in the case of Company, includes, without limitation, Kramont and CV Operating Partnership.

      "Base Salary" shall have the meaning ascribed to it in Paragraph 4.

      "Cause" means an act or omission: (a) causing material injury to Company or any of its Affiliates and involving financial gain or benefit to Executive and Executive's Affiliates; (b) involving repeated material breach of Executive's material obligations; (c) whereby the Executive is charged with or indicted of a crime constituting a felony, (d) involving any material financial defalcation by Executive; (e) involving public intoxication or use of controlled substances without a prescription; or (f) causing material damage to the reputation of Company or any of its Affiliates; PROVIDED, HOWEVER, that, before the Company may terminate the Executive for the reasons provided in (a), (b) and
(f) of this definition, the President shall deliver to Executive a written notice of the Company's intent to terminate him for Cause, including the reasons for such termination, and the Company will provide him an opportunity to meet once with the President prior to such termination.

       "Change of Control" means the closing of a transaction or a series of related transactions which involves one of the following: (a) a sale of all or substantially all of Kramont's or the Company's assets; (b) (i) a merger, consolidation or similar transaction of Kramont or the Company (not involving a sale of assets); and (ii) more than half of the members of the Board of Trustees of Kramont immediately prior to closing of the transaction are no longer Trustees of Kramont upon closing of such transactions, or (c) (i) an exchange of equity securities of Kramont for assets or stock of another entity or Person; and (ii) after such transaction less than 50% of the equity (regardless of the form of the equity interests) of Kramont (or surviving entity, as the case may
be) is owned by the persons and entities who were the shareholders of Kramont immediately prior to the closing of the transaction or (d) upon the acquisition by any person or group of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of fifty percent (50%) or more of the combined voting power of Kramont or the Company's outstanding securities then entitled to vote generally in the election of trustees, excluding however acquisitions by Kramont, the Company or any of their Affiliates, or any employee benefit plan sponsored or maintained by any of them;

      "CMSA" shall mean a consolidated Metropolitan Statistical Area as determined by the United States Census Bureau.

      "Code" means the Internal Revenue Code of 1986 as amended.

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      "Confidential or Proprietary Information" means any secret, confidential or proprietary information of Company, Kramont, or any of their Affiliates not otherwise included in the definition of Trade Secret. The term does not include information that has become generally available to the public by the act of one who has the right to disclose such information without violating any right of Company, Kramont or any of their Affiliates.

      "Covenant Period" means the longer of the following: (a) six (6) months from the date the Executive's employment is terminated; or (b) the Severance Period, if Executive's employment is terminated without Cause or for Good Reason, or (c) twelve (12) months from the date Executive's employment is terminated, if Executive's employment is terminated upon a Change of Control.

      "CV Operating Partnership" shall mean MONTGOMERY CV REALTY, L.P., a Delaware limited partnership.

      "Disability" shall have the meaning ascribed to it in Paragraph 6.

      "End Date" means June 30, 2001.

      "Executive Affiliated Entity" shall mean any Person which employs Executive or any Person in which Executive owns a beneficial interest.

      "Good Reason" means: (a) a material breach by Company of any material provision of this Agreement, (b) a material diminution in the level of responsibilities and authority or compensation of Executive; or (c) Company's requiring Executive to be based at any office or location outside of 50 miles from the Plymouth Meeting, Pennsylvania, provided, however, that no event or condition described in clauses (a) through (c) of this definition shall constitute Good Reason unless (i) Executive gives the Company written notice of his objection to such event or condition, (ii) such event or condition is not corrected by the Company within 20 business days of its receipt of such notice (the "Cure Period") (or in the event that such event or condition is not susceptible of correction within such 20 business day Cure Period, the Company has not taken all reasonable steps within such Cure Period to correct such event or condition as promptly as practicable thereafter) and (iii) Executive resigns his employment with the Company and its Affiliates by written notice to the Company not more than 60 days following the expiration of the Cure Period. The change in the person or persons to whom Executive reports shall not constitute "Good Reason" provided such changes do not cause a material diminution in the level of responsibilities and authority or compensation of Executive.

      "Initial Term of Employment" means the term beginning with the Start Date and ending with the End Date.

      "Losses" means, to the extent suffered or incurred, all losses, liabilities, costs, claims, fines, penalties or damages and expenses, including without limitation court costs, costs of investigation and fees and disbursements of counsel.

      "Option Agreement" means that certain Option Agreement by and between Executive and the Company, a copy of which is attached hereto as Exhibit A, and incorporated herein by reference, as same may be amended, modified, supplemented or restated from time to time.

      "Options" shall have the meaning ascribed to it in Paragraph 5.

      "Option Plan" means the Kramont 2000 Incentive Plan or any successor option plan.

      "Person" means an individual, corporation, partnership agreement, business trust, limited liability company or other entity or governmental authority.

      "Plans" shall have the meaning ascribed to it in Paragraph 5.

      "Severance Period" shall have the meaning ascribed to it in Paragraph
6(d).


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      "Restricted Territory" shall have the meaning ascribed to it in Paragraph
9(b).

      "Share" means a common share of beneficial interest of Kramont, par value $0.01 per share.

      "Start Date" means July 1, 2000.

      "Term of Employment" means the Initial Term of Employment and any renewal, extension or continuation thereof, as provided in Paragraph 3, subject to termination as provided in this Agreement.

      "Trade Secret" means information including, but not limited to, technical or non-technical data, a formula, a pattern, a competition, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers which derives economic value, actual or potential from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use.

      1. Employment.

      Company hereby offers and Executive hereby accepts employment for the Term of Employment as the Executive Vice President and Chief Operating Officer of the Company upon the terms and conditions contained herein. Executive shall also serve in such capacities with such Affiliate of the Company as the President of the Company shall from time to time request and initially shall also serve as the Executive Vice President and Chief Operating Officer of Kramont.

      2. Duties.

      Executive shall perform all duties consistent with the position of Executive Vice President and Chief Operating Officer, as well as any other duties which are assigned to Executive by the President of Company and which relate to Company or any of its Affiliates. Executive will devote his entire business time and efforts during the Term of Employment to fulfill faithfully, responsibly and satisfactorily those duties and to further the best interests of Company and its Affiliates. Executive shall render his services exclusively to the Company and its Affiliates during the Term of Employment.

      3. Term

      Subject to the provisions of Paragraph 6, Executive shall be employed hereunder for the Initial Term of Employment and, at the expiration of the Initial Term of Employment, this Agreement shall continue for successive one (1) year periods unless Executive's employment is terminated as provided in Paragraph 6 or unless either party shall have given the other party at least ninety (90) days' written notice prior to the expiration of the then effective Term of Employment of such party's desire to terminate this Agreement at the expiration of such effective Term of Employment.

      4. Compensation.

            (a)   Base Salary.

      During the Term of Employment, Company shall compensate Executive at the base salary of $185,000 per annum, ("Base Salary") payable in equal biweekly installments in accordance with the Company's normal payroll practices. Executive's Base Salary will be reviewed periodically, but not less than annually, and may be increased (but not decreased) at the discretion of the Company.


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            (b) Bonus Compensation.

      Executive shall be eligible for bonus compensation pursuant to the then existing bonus plan applicable to similarly situated employees; but in no event shall Executive's bonus be less than $12,500 per quarter during the Initial Term of Employment.

      5. Employee Benefit Plans and Stock Options.

            (a) Benefits. During the term of Employment, Executive shall be entitled to: (i) participate in any insurance or benefit plans or programs that are generally available to Company's executive employees of equal status, including without limitation any health, life, accident or disability insurance plans or programs, and any profit sharing or retirement plans, subject to all of the eligibility requirements, terms and conditions of such plans and programs and the Kramont 2000 Incentive Plan (collectively "Plans"); (ii) three (3) weeks of vacation subject to Company's vacation policies; (iii) be reimbursed for all reasonable and necessary business expenses incurred by Executive in performing the duties hereunder upon presentation by Executive of an itemized accounting of such expenditures, in accordance with Company practice. Company waives any initial waiting periods normally imposed under its health plans and programs, to the extent waivable without cost to Company. Nothing in this Agreement shall require the Company to institute or maintain any Plans or entitle Executive to any award under any Plans providing for discretionary awards.

            (b) Stock Options. Subject to the terms and conditions of this Agreement and the Option Agreement, Kramont agrees to grant to Executive options (the "Options") to purchase 5,000 Shares of Kramont. Simultaneous upon the execution of this Agreement, Executive agrees to execute and deliver to Company the Option Agreement in the form attached as Exhibit "A" to this Agreement.

            (c) Withholding. Any payments made under this Paragraph 5 or any other Paragraph of this Agreement shall be made subject to the applicable laws and regulations governing withholding for the payment by Executive or Company, as may be applicable, of federal, state and local taxes.

            (d) Automobile Allowance. Provided the Executive shall lease an automobile used in the performance of the Executive's duties hereunder, Executive shall be entitled to receive an automobile allowance of $715.01 per month. Executive shall provide to the Company a copy of any lease for such automobile to be used in the performance of his duties. In addition, upon presentation by the Executive of an itemized accounting for such expenditures, the Company shall reimburse the Executive for normal and customary expenses incurred with respect to the maintenance, repair and insuring of the Executive's automobile.

            (e) Other Benefits. The Company agrees to reimburse Executive annually for (i) Executive's comprehensive annual medical examination and tests, to the extent not covered by insurance, and (ii) Executive's annual session with a financial planner not to exceed $1,500 per calendar year.

      6. Termination and Severance Benefits.

            (a) Death. Executive's employment under this Agreement shall immediately terminate and all rights, benefits and obligations hereunder shall cease in the event of Executive's death except for benefits accrued but unpaid for any period prior to Executive's death or pursuant to any Plans and the pro rata portion of any bonus which Executive would have been entitled to pursuant to subparagraph 4(b) and unreimbursed expenses.

            (b) Disability. In the event that a reputable medical doctor selected by and engaged at the expense of Company determines that Executive, by reason of physical or mental disability, is and has been unable to perform substantially Executive's usual and customary duties under this Agreement for a period of ninety (90) consecutive days or 120 days in the aggregate in any 12 month period ("Disability"), Executive's employment under this Employment Agreement shall be terminated and all benefits and obligations hereunder shall cease except for benefits accrued but unpaid for any period prior to the beginning of such disability or pursuant to any Plans and the pro rata portion of any bonus which Executive would have been entitled to pursuant to subparagraph 4(b) and unreimbursed expenses.


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            (c) Cause; Without Good Reason. Company shall have the right to terminate Executive's employment under this Agreement at any time for Cause. The Executive shall have the right to terminate his employment under this Agreement without Good Reason. If, prior to the expiration of the Term of Employment, Executive's employment is terminated by Company for Cause, or Executive resigns from employment hereunder without Good Reason, Executive shall be entitled only to payment of the Base Salary as then in effect through and including the date of such termination or resignation and all accrued but unpaid bonus compensation and unreimbursed business expenses. Executive shall have no further right to receive any other compensation or benefits after such termination or resignation of employment.

            (d) Without Cause; Good Reason. Except as provided in subparagraph 6(e), if, prior to the expiration of the Term of Employment, Executive's employment is terminated by the Company without Cause, or if Executive terminates employment hereunder for Good Reason: (i) the Company shall pay Executive the Base Salary then in effect for a period of twelve (12) months beginning as of the date of termination, at such intervals as the same would have been paid had Executive remained in the active service of the Company ("Severance Period") and all accrued and unpaid bonus and other awards and unreimbursed expenses owing as of the date of termination; and (ii) Executive shall be entitled to continue to participate during the Severance Period in the Plans in which he participated at the time of such termination and receive any benefits to which Executive is entitled thereunder; and (iii) all stock options and other awards subject to vesting periods not then expired shall immediately become fully vested. Executive shall have no further right to receive any other compensation or benefits after such termination or resignation of employment. In the event of Executive's death during the Severance Period, payments of Base Salary under this Paragraph shall continue to be made during the remainder of the Severance Period to the beneficiary designated in writing for this purpose by Executive or, if no such beneficiary is specifically designated, to Executive's estate. Executive shall have no obligation to mitigate the Company's severance obligations under this subparagraph 6(d) and no amounts earned by Executive following such termination shall be deemed to reduce the payments required under this subparagraph 6(d).

            (e) Change in Control. If prior to the expiration of the Term of Employment, in the event of a Change of Control and Executive's employment is terminated by the Company, without Cause or by Executive for Good Reason, within 6 months of the closing of the transaction giving rise to the Change in Control:
(i) Executive shall become immediately entitled to receive a lump sum payment by the Company (or its successor in interest) in an amount equal to two (2) time his annual Base Salary then in effect, plus all accrued and unpaid bonus and other awards and unreimbursed expenses; and (ii) Executive shall be entitled for twelve (12) months after such termination to continue to participate in the Plans in which he participated at the time of such termination and receive any benefits to which Executive is entitled thereunder; and (iii) all stock options and other awards subject to vesting periods not then expired shall, effective upon such Closing, become fully vested. Executive shall have no obligation to mitigate the Company's severance obligations under this subparagraph 6(e) and no amounts earned by Executive following such termination shall be deemed to reduce the payments required under this subparagraph 6(e).

            (f) Date of Termination. The date of termination of Executive's employment by the Company, with or without Cause, shall be the date specified in a written notice of termination to Executive. The date of resignation for Good Reason shall be the date specified in the written notice of resignation from Executive to Company; provided, however, that no such written notice shall be effective unless the Cure Period specified in the definition of Good Reason has expired without Company having reasonably corrected the event or events subject to cure. If no date of resignation is specified in the written notice from Executive to Company, the date of termination shall be the first day following such expiration of such Cure Period. The date of termination in the event of a Change of Control in connection with which Executive gives a timely notice of termination shall be the date of the Closing, or, if later, the date of such notice.

            (g) Non-Renewal. If the Company terminates this Agreement at the end of the Initial Term of Employment pursuant to paragraph 3, the Company shall pay Executive the Base Salary then in effect for a period of six (6) months beginning as of the date of termination, at such intervals as the same would have been paid had Executive remained in the active service of the Company. Other than amounts owing to Executive, Executive shall have no further right to receive any other compensation or benefits after such termination of employment.

      7. Insurance.


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      Subject to Executive performing all of the requirements of the life insurer which are necessary conditions to obtaining and keeping in force life insurance and provided it is obtainable for a commercially reasonable premium, Company shall purchase and maintain in effect, at the expense of the Company, for the Term of Employment, a term life insurance policy, in the amount of Executive's annual Base Salary, on the life of. Executive with the right to name the beneficiaries of the life insurance policy reserved to Executive. If Company cannot obtain such insurance for a commercially reasonable premium, then, in the event of Executive's death while employed hereunder, the Company shall pay Executive's estate in addition to all other amounts payable hereunder, an additional severance payment in the amount of Executive's annual Base Salary.

      8. Indemnification.

      Company shall defend and hold Executive harmless to the fullest extent permitted by the law in connection with any Losses arising out of or relating to the performance by Executive of services for, or actions of Executive as an officer or employee of Company, Kramont, any of their Affiliates or of any other person or enterprise at Company's request.

      9. Noncompetition.

            (a) During his employment and for a period of one (1) year following the termination of this employment, Executive agrees not to hire, directly or indirectly, or entice or participate in any efforts to entice to leave the Company's or its Affiliates employ, any person who is an employee of Company or its Affiliates.

            (b) During his employment and for the Covenant Period, Executive agrees not to directly or indirectly solicit, induce or influence any tenant, at a specific location of any retail shopping center or other commercial real estate owned, directly or indirectly, in whole or in part, by Company or its Affiliates (collectively "Tenant") to discontinue or reduce the extent of such Tenant's relationship with Company or any of its Affiliates (including, without limitation, to terminate a lease before the stated expiration date, to reduce the amount of space demised pursuant to a lease, to fail to enter into a proposed lease or to fail to exercise any renewal or expansion option in any then existing lease). The restrictions in this subparagraph 9(b) shall be limited to an area of three (3) miles around any shopping center owned or managed by the Company or its Affiliates located in a CMSA and shall be limited to an area of five (5) miles around any such shopping center not located in a CMSA (collectively "Restricted Territory").

            (c) Executive agrees to hold in a fiduciary capacity for the benefit of the Company and its Affiliates, and not directly or indirectly use or disclose any Trade Secret, that Executive may have acquired during the term of employment by the Company for so long as such information remains a Trade Secret. In addition to the foregoing and not in limitation thereof, Executive agrees that he will hold in a fiduciary capacity for the benefit of the Company and its Affiliates and shall not directly or indirectly use or disclose, any Confidential or Proprietary Information that Executive may have acquired (whether or not developed or compiled by Executive and whether or not Executive was authorized to have access to such information) during the term of, in the course of or as a result of employment by the Company or its Affiliates.

            (d) Executive acknowledges that the restrictions, prohibitions and other provisions hereof, including without limitation the definition of Restricted Territory are reasonable, fair and equitable in scope, terms and duration, are necessary to protect the legitimate business interests of Company and its Affiliates, and are a material inducement to the Company and its Affiliates to enter into this Agreement. Without intending to limit the remedies available to the Company, in the event of a breach or attempted breach of this Paragraph 9, Company shall be entitled to preliminary and permanent injunctive relief without proof of actual damages or posting of any bond or other security. Executive hereby waives and covenants not to assert in any action or proceeding relating to this Agreement, any claim or defense that there exists an adequate remedy at law for breach of this Agreement.

      10. Waiver.

      Executive hereby waives any rights to and agrees that neither the Company, Kramont nor any Affiliate is obligated to pay Executive any amount for any period or in connection with any compensation or benefits under


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plan, program or agreement entered into or applicable to Executive prior to June
16, 2000 (other than unpaid salary for the current period and rights under stock options assumed by the Company).

      11. Arbitration.

      Any determination with respect to Executive's rights pursuant to any Plan or any award thereunder shall be determined by the administrator or committee designated by the Company to make determinations with respect to such Plan. Such determinations as to any Plan or award shall be the final decision of the Company. The parties hereto will endeavor to resolve in good faith any controversy, disagreement or claim arising between them, whether as to the interpretation, performance or operation of this Agreement or any rights or obligations hereunder. If they are unable to do so, any such controversy, disagreement or claim will be submitted to binding arbitration, for final resolution without appeal, by either party giving written notice to the other of the existence of a dispute which is desired to have arbitrated. The arbitration will be concluded in Philadelphia, Pennsylvania by a panel of three (3) arbitrators and will be held in accordance with the rules of the American Arbitration Association. Of the three arbitrators, one will be selected by the Company, one will be selected by Executive and the two arbitrators so selected will select the third. Each party will notify the other party of the arbitrator selected by Executive within fifteen (15) days after the giving of the written notice referred by Executive within fifteen (15) days after the giving of the written notice referred to in this Paragraph 11. The decision and award of the arbitrators must be in writing and will be final and binding upon the parties hereto. Judgment upon the award may be entered in any court having jurisdiction thereof, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The expenses of arbitration will be borne in accordance with the determination of the arbitrators with respect to the dispute or difference undergoing arbitration. All other obligations of the parties will continue as stipulated herein, and all monies not directly involved in such dispute or difference will be paid when due. Notwithstanding the foregoing, nothing herein shall limit the rights of the Company to seek injunctive relief as provided in Paragraph 9 of this Agreement.

      12. Conflicting Agreements.

      Each party hereto hereby represents and warrants to the other party that the entering into this Agreement, and the obligations and duties undertaken by such party hereunder, will not conflict with, constitute a breach of, or otherwise violate the terms of, any other employment or other agreement to which Executive is a party.

      13. Successors and Assigns.

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives but may not be assigned by Executive.

      14. Notices.

      All notices, requests, demands and other communications hereunder must be in writing and shall be deemed to have been duly given when delivered by hand, overnight mail, or 5 days after being mailed within the continental United States by first class certified mail, return receipt requested, postage prepaid, to the other party, addressed as follows:

            if to the Company:

            Plymouth Plaza
            580 W. Germantown Pike, Suite 200
            Plymouth Meeting, PA 19462
            Attention:  President


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            With a copy to:

            Stanley S. Cohen, Esquire
            Fox, Rothschild, O'Brien & Frankel
            2000 Market Street - 10th Floor
            Philadelphia, PA 19103

            If to Executive:

            George S. Demuth
            845 Cathcart Road
            Blue Bell, PA  19422

            With a copy to:

            Jonathan F. Bloom, Esquire
            Stradley Ronon Stevens & Young, LLP
            2600 One Commerce Square
            Philadelphia, PA  19103

Addresses may be changed by written notice sent to the other party at the last recorded address of that party or by hand delivery to the party.

      15. Severability.

      If any provision of this Agreement is deemed by a court of competent jurisdiction to be unenforceable as written, it shall be construed more narrowly to be as broad as is enforceable. If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be invalid or unenforceable for any reason, such judgment shall not affect, impair or invalidate the remainder of this Agreement.

      16. Prior Understandings.

      This Agreement (including the Exhibits hereto) embodies the entire understanding of the parties hereof, and supersedes all other oral or written agreements or understandings between them regarding the subject matter hereof. No change, alteration or modification hereof may be made except in writing, signed by the parties hereto. The headings in this Agreement are for convenience and reference only and shall not be construed as part of this Agreement or to limit or other wise affect the meaning hereof.

      17. Execution in Counterparts.

      This Agreement may be executed by the parties hereto in counterparts, each of which shall be, deemed to be original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

      18. Governing Law.

      This Agreement shall be construed and governed under the laws of the Commonwealth of Pennsylvania, without regard to its choice of law principles.


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      IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Employment Agreement as of the day and year first above written.

                                        KRAMONT OPERATING PARTNERSHIP, L.P.

Attest: /s/ Mary Gannon, Secretary      By: /s/ Louis P. Meshon, Sr., President
                                        ---------------------------------------

                                        KRAMONT REALTY TRUST

Attest: /s/ Mary Gannon, Secretary      By: /s/ Louis P. Meshon, Sr., President
                                        ---------------------------------------

                                        EXECUTIVE:

                                        By: /s/ George S. Demuth
                                        ---------------------------------------


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                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                            (INCENTIVE STOCK OPTION)

                                 PURSUANT TO THE

                              KRAMONT REALTY TRUST

                               2000 INCENTIVE PLAN

      AGREEMENT, dated effective June 16, 2000 by and between Kramont Realty Trust (the "Company") and George S. Demuth (the "Participant").

                              Preliminary Statement

      The Participant has been granted, subject to execution of this agreement, under Kramont Realty Trust 2000 Incentive Plan (the "Plan"), an incentive stock option (the "Option") on (the "Grant Date") to purchase the number of shares of the Company's common shares of beneficial interest, par value $.01 per share (the "Shares") set forth below. A copy of the Plan has been delivered to the Participant. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.

      Accordingly, the parties hereto agree as follows:

      1. Tax Matters. The Option granted hereby is intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Notwithstanding the foregoing, the Option will not qualify as an "incentive stock option," if among other events, (i) the Participant disposes of the Shares acquired pursuant to the exercise of the Option at any time during the two-year period following the date of this Agreement of the one-year period following the date on which the Option is exercised or (ii) except in the case of a termination of employment as a result of death, the Participant is not employed by the Company, any subsidiary or parent (within the meaning of Code Sections 424(f) and 424(e), respectively) at all times during the period beginning on the date of this Agreement and ending on the day three months (or one year in the case of the Participant's disability (within the meaning of Section 22(e)(3) of the Code)) before the date of exercise of the Option. To the extent that the Option does not qualify as an "incentive stock option", it shall constitute a separate, non-qualified stock option.

      2. Grant of Option. Subject in all respects to the Plan and the terms and conditions set forth herein, the Participant is hereby granted an Option to purchase from the Company Shares, at a price per share of $10.16 (the "Option Price").

      3. Exercise.

      Except as otherwise provided in subsection (b) below, the Option shall become exercisable in installments on the dates provided below, which shall be cumulative; provided that the Participant is employed by the Company or any of its Subsidiary's or Affiliates (together, hereinafter referred to as the "Employer") as of the applicable date. To the extent that the Option has become vested and exercisable with respect to a number of Shares granted as provided below, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein and in accordance with the provisions of Section 9.3 of the Plan, including without limitation, by the filing of such written form of exercise notice, if any, as may be required by the Committee and payment in full of the Option Price multiplied by the number of Shares so exercised. Upon expiration of the Option, the Option shall be canceled and no longer exercisable. The following table indicates the dates (the "Vesting Dates") upon which the Participant shall be entitled to exercise the Option with respect to the number of shares granted as indicated beside that date:

            Vesting Date                           Total Number of Shares
            ------------                           ----------------------
            1st Anniversary of Grant Date                   1000

            2nd Anniversary of Grant Date                   1000

            3rd Anniversary of Grant Date                   1000

            4th Anniversary of Grant Date                   1000

            5th  Anniversary of Grant Date                  1000

      Except as provided below, there shall be no proportionate or partial vesting in the periods prior to each Vesting Date and all vesting shall occur only on the appropriate Vesting Date.

      (a) In the event that Participant's employment with the Company is terminated: (i) for Good Reason (as defined herein), (ii) without Cause (as defined herein) or (iii) upon a Change of Control (as defined herein), then all Options subject to vesting periods not then expired shall become vested. Notwithstanding the foregoing, the Options

      (b) Notwithstanding any other provision to the contrary, to the extent this Option is not vested upon the Participant's termination of employment with the Employer, including in the event that the Participant's employment pursuant to any agreement is not renewed or extended (a "Termination of Employment"), the Option shall, upon such Termination of Employment, be non-exercisable and shall be canceled.

      4. Option Term. The term of each Option shall be 10 years after the Grant Date, subject to earlier termination in the event of the Participant's Termination of Employment as specified in Section 3(c) above and Section 5 below.

      5. Termination.

      Subject to Section 4 above, the Option, to the extent vested and exercisable at the time of the Participant's Termination of Employment, shall remain exercisable as follows:

      (a) In the event of the Participant's Termination of Employment by reason of death or a "Disability" (as defined herein), as provided in Sections 9.6 and
9.7 of the Plan, respectively.

      (b) In the event of the Participant's Termination of Employment by the Company without "Cause" (as defined below) or voluntary Termination of Employment for any reason, until ninety (90) days after the date of such Termination of Employment.

      (c) In the event of the Participant's Termination of Employment for "Cause", the Participant's entire Option (whether or not vested) shall be forfeited and canceled in its entirety upon such termination of employment.

      (d) For the purposes of this Option Agreement, the terms "Cause", "Good Reason" and "Disability" shall have the respective meaning as provided in any Employment Agreement then in effect for the Participant. In the event that there no employment agreement then in effect or such term is not defined therein, then
(i) "Cause" shall be defined as actions or inactions by the Participant which constitute gross negligence, gross misconduct, willful misconduct, dishonest conduct, malfeasance, misfeasance or nonfeasance, criminal conduct, fraud, a material breach of any of the Participant's duties, responsibilities or obligations under any employment agreement entered into between the Participant and the Company, Kramont Operating Partnership, L.P. or any of their Subsidiaries or Affiliates, or habitual abuse of drugs or alcohol, and (ii) "Disability" shall be as defined in Section 22(e)(3) of the Code.

      6. Restriction on Transfer of Option. The Option granted hereby shall not be transferable otherwise than by will or under the laws of descent and distribution and during the Participant's lifetime may be exercised only by the Participant or Participant's guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

      7. Rights as a Stockholder. The Participant shall have no rights as a stockholder with respect to any Shares covered by the Option unless and until the Participant has become the holder of record of the Shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such Shares, except as otherwise specifically provided for in the Plan.

      8. Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including, without limitation, the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. Unless otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.

      9. Notices. Any notice or communication given hereunder shall be in writing and shall be deemed to have been duly given when delivered by United States mail, to the appropriate party at the address set forth below (or such other address as the party shall from time to time specify) or in the case of notice to the Company, by facsimile to the facsimile number set below:

            If to the Company, to:

                  Kramont Realty Trust
                  Plymouth Plaza
                  580 W. Germantown Pike, Suite 200
                  Plymouth Meeting, PA
                  Attention: President
                  (610) 825-8130 Facsimile

            If to the Participant, to:

                  George S. Demuth
                  845 Cathcart Road
                  Blue Bell, PA  19422

The address indicated after the Participant's signature at the end of this Agreement.

      10. No Obligation to Continue Employment. This Agreement is not an agreement of employment or any other relationship. This Agreement does not guarantee that the Employer will employ or otherwise retain the Participant for any specific time period, nor does it modify in any respect the Employer's right to terminate or modify the Participant's employment relationship or compensation at any time.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

                                    KRAMONT REALTY TRUST


                                    By: /s/ Louis P. Meshon, Sr., President
                                    ---------------------------------------
Accepted:


/s/ George S. Demuth
-------------------------------------
Home Address:

845 Cathcart Road
-------------------------------------

Blue Bell, PA  19422
-------------------------------------

                                                                   EXHIBIT 10.77

                              EMPLOYMENT AGREEMENT

                                 BY AND BETWEEN

                      KRAMONT OPERATING PARTNERSHIP, L.P.,

                              KRAMONT REALTY TRUST

                                       AND

                                GEORGE S. DEMUTH

Dated: Effective July 1, 2001

                                   EMPLOYMENT AGREEMENT

      THIS EMPLOYMENT AGREEMENT ("Agreement") is dated effective July 1, 2001, by, between and among KRAMONT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Company"), KRAMONT REALTY TRUST, a Maryland Trust, (together with any successor entity that elects to be taxed as a real estate investment trust under the Code, "Kramont") and GEORGE S. DEMUTH ("Executive").

                                       BACKGROUND:

      WHEREAS, Company desires to employ Executive as its Executive Vice President and Chief Operating Officer and Executive desires to accept such employment. Company and Executive intend, by this Employment Agreement, to establish the terms and conditions of Executive's employment.

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

Definitions.

      As used in this Agreement, the following terms shall have the following meanings (such terms to be equally applicable to both the singular and plural forms):

      "Affiliate" means, with respect to a Person, any other Person which directly or indirectly, through one or more intermediaries, controls, is controlled by or under common control with such Person and in the case of Executive, includes, without limitation, such Executive's immediate family and any trust or other Person owned or for the benefit of any foregoing and any Executive Affiliated Entity, and in the case of Company, includes, without limitation, Kramont and CV Operating Partnership.

      "Base Salary" shall have the meaning ascribed to it in Paragraph 4.

      "Cause" means an act or omission: (a) causing material injury to Company or any of its Affiliates and involving financial gain or benefit to Executive and Executive's Affiliates; (b) involving repeated material breach of Executive's material obligations; (c) whereby the Executive is charged with or indicted of a crime constituting a felony, (d) involving any material financial defalcation by Executive; (e) involving public intoxication or use of controlled substances without a prescription; or (f) causing material damage to the reputation of Company or any of its Affiliates; PROVIDED, HOWEVER, that, before the Company may terminate the Executive for the reasons provided in (a), (b) and
(f) of this definition, the President shall deliver to Executive a written notice of the Company's intent to terminate him for Cause, including the reasons for such termination, and the Company will provide him an opportunity to meet once with the President prior to such termination.

      "Change of Control" means the closing of a transaction or a series of related transactions which involves one of the following: (a) a sale of all or substantially all of Kramont's or the Company's assets; (b) (i) a merger, consolidation or similar transaction of Kramont or the Company (not involving a sale of assets) or an exchange of equity of securities of Kramont for assets or stock of another entity or person, and (ii) more than half of the members of the Board of Trustees of Kramont immediately prior to the closing of the transaction are no longer members of the Board of Trustees upon the closing of such transaction, and (iii) after such transaction less than 50% of the equity (regardless of the form of the equity interests) of Kramont (or the surviving entity, as the case may be) is owned by the persons and entities who were the shareholders of Kramont immediately prior to the closing of the transaction; (c) the acquisition by any person or group of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of fifty percent (50%) or more of the combined voting power of Kramont's or the Company's outstanding securities then entitled to vote generally in the election of trustees, excluding however acquisitions by Kramont, the Company or any of their Affiliates, or any employee benefit plan sponsored or maintained by any of them; or (d) the dissolution or liquidation of Kramont or the Company.

       "CMSA" shall mean a Consolidated Metropolitan Statistical Area as determined by the United States Census Bureau.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Confidential or Proprietary Information" means any secret, confidential or proprietary information of Company, Kramont, or any of their Affiliates not otherwise included in the definition of Trade Secret. The term does not include information that has become generally available to the public by the act of one who has the right to disclose such information without violating any right of Company, Kramont or any of their Affiliates.

      "Covenant Period" means the longer of the following: (a) six (6) months from the date the Executive's employment is terminated; or (b) the Severance Period, if Executive's employment is terminated without Cause or for Good Reason; or (c) twelve (12) months from the date Executive's employment is terminated, if Executive's employment is terminated upon a Change of Control.

      "CV Operating Partnership" shall mean MONTGOMERY CV REALTY, L.P., a Delaware limited partnership.

      "Disability" shall have the meaning ascribed to it in Paragraph 6.

      "End Date" means June 30, 2004.

      "Executive Affiliated Entity" shall mean any Person which employs Executive or any Person in which Executive owns a beneficial interest.

      "Good Reason" means: (a) a material breach by Company of any material provision of this Agreement; (b) a material diminution in the level of responsibilities and authority or compensation of Executive; or (c) Company's requiring Executive to be based at any office or location outside of 50 miles from the Plymouth Meeting, Pennsylvania, provided, however, that no event or condition described in clauses (a) through (c) of this definition shall constitute Good Reason unless (i) Executive gives the Company written notice of his objection to such event or condition, (ii) such event or condition is not corrected by the Company within 20 business days of its receipt of such notice (the "Cure Period") (or in the event that such event or condition is not susceptible of correction within such 20 business day Cure Period, the Company has not taken all reasonable steps within such Cure Period to correct such event or condition as promptly as practicable thereafter), and (iii) Executive resigns his employment with the Company and its Affiliates by written notice to the Company not more than 60 days following the expiration of the Cure Period. The change in the person or persons to whom Executive reports shall not constitute "Good Reason," nor shall a change to the specific mix of responsibilities of Executives constitute "Good Reason," provided such changes do not cause a material diminution in the level of responsibilities and authority or compensation of Executive.

      "Initial Term of Employment" means the term beginning with the Start Date and ending with the End Date.

      "Losses" means, to the extent suffered or incurred, all losses, liabilities, costs, claims, fines, penalties or damages and expenses, including without limitation court costs, costs of investigation and fees and disbursements of counsel.

      "Person" means an individual, corporation, partnership agreement, business trust, limited liability company or other entity or governmental authority.

      "Plans" shall have the meaning ascribed to it in Paragraph 5.

      "Restricted Share Grant Agreement" means that certain Restricted Share Grant Agreement by and between Executive and the Company, a copy of which is attached hereto as Exhibit "A", and incorporated herein by reference, as same may be amended, modified, supplemented or restated from time to time.

      "Severance Period" shall have the meaning ascribed to it in Paragraph
6(d).

      "Restricted Territory" shall have the meaning ascribed to it in Paragraph 9(b).

      "Share" means a common share of beneficial interest of Kramont, par value $0.01 per share.

      "Start Date" means July 1, 2001.

      "Term of Employment" means the Initial Term of Employment and any renewal, extension or continuation thereof, as provided in Paragraph 3, subject to termination as provided in this Agreement.

      "Trade Secret" means information including, but not limited to, technical or nontechnical data, a formula, a pattern, a competition, a program, a device, a method, a technique, a drawing, a process, financial data, financial plans, product plans, or a list of actual or potential customers or suppliers which derives economic value, actual or potential from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use.

      1. Employment.

      Company hereby offers and Executive hereby accepts employment for the Term of Employment as the Executive Vice President and Chief Operating Officer of the Company upon the terms and conditions contained herein. Executive shall also serve in such capacities with such Affiliate of the Company as the President of the Company shall from time to time request and initially shall also serve as the Executive Vice President and Chief Operating Officer of Kramont.

      2. Duties.

      Executive shall perform all duties consistent with the position of Executive Vice President and Chief Operating Officer, as well as any other duties which are assigned to Executive by the President of Company and which relate to Company or any of its Affiliates. Executive will devote his entire business time and efforts during the Term of Employment to fulfill faithfully, responsibly and satisfactorily those duties and to further the best interests of Company and its Affiliates. Executive shall render his services exclusively to the Company and its Affiliates during the Term of Employment.

      3. Term.

      Subject to the provisions of Paragraph 6, Executive shall be employed hereunder for the Initial Term of Employment and, at the expiration of the Initial Term of Employment, this Agreement shall continue for successive one (1) year periods unless Executive's employment is terminated as provided in Paragraph 6 or unless either party shall have given the other party at least ninety (90) days' written notice prior to the expiration of the then effective Term of Employment of such party's desire to terminate this Agreement at the expiration of such effective Term of Employment.

      4. Compensation.

            (a)   Base Salary.

      During the Term of Employment, Company shall initially compensate Executive at the base salary of $192,000.00 per annum ("Base Salary"). The aforesaid Base Salary shall be payable in equal biweekly installments in accordance with the Company's normal payroll practices. Executive's Base Salary will be reviewed periodically, but not less than annually, and may be increased (but not decreased) at the discretion of the Company.

             (b) Bonus Compensation.

      Executive shall be eligible for annual bonus compensation pursuant to Exhibit "B" attached hereto or other such bonus plan(s) to which the Company and Executive may hereinafter agree.

      5. Employee Benefit Plans and Restricted Share Grants.

            (a) Benefits. During the term of Employment, Executive shall be entitled to: (i) participate in any insurance or benefit plans or programs that are generally available to Company's executive employees of equal status, including without limitation any health, life, accident or disability insurance plans or programs, and any profit sharing or retirement plans, subject to all of the eligibility requirements, terms and conditions of such plans and programs and the Kramont 2000 Incentive Plan (collectively "Plans"); (ii) four (4) weeks of vacation subject to Company's vacation policies; (iii) be reimbursed for all reasonable and necessary business expenses incurred by Executive in performing the duties hereunder upon presentation by Executive of an itemized accounting of such expenditures, in accordance with Company practice. Company waives any initial waiting periods normally imposed under its health plans and programs, to the extent waivable without cost to Company. Nothing in this Agreement shall require the Company to institute or maintain any Plans or entitle Executive to any award under any Plans providing for discretionary awards.

            (b) Restricted Share Grants. Subject to the terms and conditions of this Agreement and the Restricted Share Grant Agreement, Kramont agrees to grant to Executive 11,765 restricted shares of Kramont. Simultaneously upon the execution of this Agreement, Executive agrees to execute and deliver the Company the Restricted Share Grant Agreement in the Form attached as Exhibit "A" to this Agreement.

            (c) Withholding. Any payments made under this Paragraph 5 or any other Paragraph of this Agreement shall be made subject to the applicable laws and regulations governing withholding for the payment by Executive or Company, as may be applicable, of federal, state and local taxes.

            (d) Automobile Allowance. Provided the Executive shall lease an automobile used in the performance of the Executive's duties hereunder, Executive shall be entitled to receive an automobile allowance of $830 per month. Executive shall provide to the Company a copy of any lease for such automobile to be used in the performance of his duties. In addition, upon presentation by the Executive of an itemized accounting for such expenditures, the Company shall reimburse the Executive for normal and customary expenses incurred with respect to the maintenance, repair and insuring of the Executive's automobile.

            (e) Other Benefits. The Company agrees to reimburse Executive annually for (i) Executive's comprehensive annual medical examination and tests, to the extent not covered by insurance, and (ii) Executive's annual session with a financial planner not to exceed $1,500 per calendar year.

      6. Termination and Severance Benefits.

            (a) Death. Executive's employment under this Agreement shall immediately terminate and all rights, benefits and obligations hereunder shall cease in the event of Executive's death except for benefits accrued but unpaid for any period prior to Executive's death or pursuant to any Plans and the pro rata portion of any bonus which Executive would have been entitled to pursuant to subparagraph 4(b) and unreimbursed expenses.

            (b) Disability. In the event that a reputable medical doctor selected by and engaged at the expense of Company determines that Executive, by reason of physical or mental disability, is and has been unable to perform substantially Executive's usual and customary duties under this Agreement for a period of ninety (90) consecutive days or 120 days in the aggregate in any 12 month period ("Disability"), Executive's employment under this Employment Agreement shall be terminated and all benefits and obligations hereunder shall cease except for benefits accrued but unpaid for any period prior to the beginning of such disability or pursuant to any Plans and the pro rata portion of any bonus which Executive would have been entitled to pursuant to subparagraph 4(b) and unreimbursed expenses.

             (c) Cause; Without Good Reason. Company shall have the right to terminate Executive's employment under this Agreement at any time for Cause. The Executive shall have the right to terminate his employment under this Agreement without Good Reason. If, prior to the expiration of the Term of Employment, Executive's employment is terminated by Company for Cause, or Executive resigns from employment hereunder without Good Reason, Executive shall be entitled only to payment of the Base Salary as then in effect through and including the date of such termination or resignation and all accrued but unpaid bonus compensation and unreimbursed business expenses. Executive shall have no further right to receive any other compensation or benefits after such termination or resignation of employment.

            (d) Without Cause; Good Reason. Except as provided in subparagraph 6(e), if, prior to the expiration of the Term of Employment, Executive's employment is terminated by the Company without Cause, or if Executive terminates employment hereunder for Good Reason: (i) the Company shall pay Executive the Base Salary then in effect for a period of twelve (12) months beginning as of the date of termination, at such intervals as the same would have been paid had Executive remained in the active service of the Company ("Severance Period") and all accrued and unpaid bonus and other awards and unreimbursed expenses owing as of the date of termination; (ii) the Company shall pay Executive an amount equal to the annual bonus compensation he received during the fiscal year immediately prior to his termination, but not to exceed $100,000.00; and (iii) Executive shall be entitled to continue to participate during the Severance Period in the Plans in which he participated at the time of such termination and receive any benefits to which Executive is entitled thereunder; and (iii) all stock options and other awards subject to vesting periods not then expired shall immediately become fully vested. Executive shall have no further right to receive any other compensation or benefits after such termination or resignation of employment. In the event of Executive's death during the Severance Period, payments of Base Salary under this Paragraph shall continue to be made during the remainder of the Severance Period to the beneficiary designated in writing for this purpose by Executive or, if no such beneficiary is specifically designated, to Executive's estate. Executive shall have no obligation to mitigate the Company's severance obligations under this subparagraph 6(d) and no amounts earned by Executive following such termination shall be deemed to reduce the payments required under this subparagraph 6(d).

            (e) Change in Control. If prior to the expiration of the Term of Employment, there is a Change of Control and Executive's employment is terminated by the Company without Cause or by Executive for Good Reason, within two (2) years of the transactions giving rise to the Change of Control, then, effective upon such Closing:

                  (i) Executive shall become immediately entitled to receive a lump sum payment by the Company (or its successor in interest) in an amount equal to two (2) times his annual Base Salary, plus all accrued and unpaid bonus and extraordinary other awards and reimbursed expenses;

                  (ii) Executive shall become immediately entitled to receive a lump sum payment by the Company (or its successor in interest) in an amount equal to two (2) times his annual bonus received pursuant to subparagraph 4(b) during the fiscal year immediately prior to the date of such termination;

                  (iii) Executive shall be entitled to continue the medical, dental and life insurance coverages (or coverages similar thereto) in which he participated at the time of such termination, at the Company's expense (provided that coverage can be obtained at commercially reasonable rates), and receive any benefits to which Executive is entitled thereunder for a period ending on the sooner to occur of (a) two (2) years after the date of termination, or (b) the date upon which Executive obtains new employment which provides him with such coverage; and

                  (iv) all stock options and other award subject to vesting periods not then expired shall, effective upon such Closing, become fully vested; provided, however, that in no event shall any payment be made under this subparagraph 6(e) to the extent such payment would constitute an "excess parachute payment" within the meaning of Section 280G of the Code determined without regard to Section 280G (b)(4) of the Code. Executive shall have no obligation to mitigate the Company's severance obligations under this subparagraph 6(e) and no amounts earned by Executive following such termination shall be deemed to reduce the payments required under this subparagraph 6(e).

             (f) Date of Termination. The date of termination of Executive's employment by the Company, with or without Cause, shall be the date specified in a written notice of termination to Executive. The date of resignation for Good Reason shall be the date specified in the written notice of resignation from Executive to Company; provided, however, that no such written notice shall be effective unless the Cure Period specified in the definition of Good Reason has expired without Company having reasonably corrected the event or events subject to cure. If no date of resignation is specified in the written notice from Executive to Company, the date of termination shall be the first day following such expiration of such Cure Period. The date of termination in the event of a Change of Control in connection with which Executive gives a timely notice of termination shall be the date of the Closing, or, if later, the date of such notice.

             (g) Non-Renewal. If the Company terminates this Agreement at the end of the Initial Term of Employment pursuant to paragraph 3, the Company shall pay Executive the Base Salary then in effect for a period of six (6) months beginning as of the date of termination, at such intervals as the same would have been paid had Executive remained in the active service of the Company. Other than amounts otherwise owing to Executive under this Agreement, Executive shall have no further right to receive any other compensation or benefits after such termination of employment.

      7. Insurance.

      Subject to Executive performing all of the requirements of the life insurer which are necessary conditions to obtaining and keeping in force life insurance and provided it is obtainable for a commercially reasonable premium, Company shall purchase and maintain in effect, at the expense of the Company, for the Term of Employment, a term life insurance policy, in the amount of Executive's annual Base Salary, on the life of. Executive with the right to name the beneficiaries of the life insurance policy reserved to Executive. If Company cannot obtain such insurance for a commercially reasonable premium, then, in the event of Executive's death while employed hereunder, the Company shall pay Executive's estate in addition to all other amounts payable hereunder, an additional severance payment in the amount of Executive's annual Base Salary.

      8. Indemnification.

      Company shall defend and hold Executive harmless to the fullest extent permitted by the law in connection with any Losses arising out of or relating to the performance by Executive of services for, or actions of Executive as an officer or employee of Company, Kramont, any of their Affiliates or of any other person or enterprise at Company's request.

      9. Noncompetition.

            (a) During his employment and for a period of one (1) year following the termination of this employment, Executive agrees not to hire, directly or indirectly, or entice or participate in any efforts to entice to leave the Company's or its Affiliates employ, any person who is an employee of Company or its Affiliates.

            (b) During his employment and for the Covenant Period, Executive agrees not to directly or indirectly solicit, induce or influence any tenant, at a specific location of any retail shopping center or other commercial real estate owned, directly or indirectly, in whole or in part, by Company or its Affiliates (collectively "Tenant") to discontinue or reduce the extent of such Tenant's relationship with Company or any of its Affiliates (including, without limitation, to terminate a lease before the stated expiration date, to reduce the amount of space demised pursuant to a lease, to fail to enter into a proposed lease or to fail to exercise any renewal or expansion option in any then existing lease). The restrictions in this subparagraph 9(b) shall be limited to an area of three (3) miles around any shopping center owned or managed by the Company or its Affiliates located in a CMSA and shall be limited to an area of five (5) miles around any such shopping center not located in a CMSA (collectively "Restricted Territory").

            (c) Executive agrees to hold in a fiduciary capacity for the benefit of the Company and its Affiliates, and not directly or indirectly use or disclose any Trade Secret, that Executive may have acquired during the term of employment by the Company for so long as such information remains a Trade Secret. In addition to the foregoing and not in limitation thereof, Executive agrees that he will hold in a fiduciary capacity for the benefit of the Company and its Affiliates and shall not directly or indirectly use or disclose, any Confidential or Proprietary Information that Executive may have acquired (whether or not developed or compiled by Executive and whether or not Executive was authorized to have access to such information) during the term of, in the course of or as a result of employment by the Company or its Affiliates.

            (d) Executive acknowledges that the restrictions, prohibitions and other provisions hereof, including without limitation the definition of Restricted Territory are reasonable, fair and equitable in scope, terms and duration, are necessary to protect the legitimate business interests of Company and its Affiliates, and are a material inducement to the Company and its Affiliates to enter into this Agreement. Without intending to limit the remedies available to the Company, in the event of a breach or attempted breach of this Paragraph 9, Company shall be entitled to preliminary and permanent injunctive relief without proof of actual damages or posting of any bond or other security. Executive hereby waives and covenants not to assert in any action or proceeding relating to this Agreement, any claim or defense that there exists an adequate remedy at law for breach of this Agreement.

      10. Waiver.

      Executive hereby waives any rights to and agrees that neither the Company, Kramont nor any Affiliate is obligated to pay Executive any amount for any period or in connection with any compensation or benefits under plan, program or agreement entered into or applicable to Executive prior to June 16, 2000 (other than unpaid salary for the current period and rights under stock options assumed by the Company).

      11. Arbitration.

      Any determination with respect to Executive's rights pursuant to any Plan or any award thereunder shall be determined by the administrator or committee designated by the Company to make determinations with respect to such Plan. Such determinations as to any Plan or award shall be the final decision of the Company. The parties hereto will endeavor to resolve in good faith any controversy, disagreement or claim arising between them, whether as to the interpretation, performance or operation of this Agreement or any rights or obligations hereunder. If they are unable to do so, any such controversy, disagreement or claim will be submitted to binding arbitration, for final resolution without appeal, by either party giving written notice to the other of the existence of a dispute which is desired to have arbitrated. The arbitration will be concluded in Philadelphia, Pennsylvania by a panel of three (3) arbitrators and will be held in accordance with the rules of the American Arbitration Association. Of the three arbitrators, one will be selected by the Company, one will be selected by Executive and the two arbitrators so selected will select the third. Each party will notify the other party of the arbitrator selected by Executive within fifteen (15) days after the giving of the written notice referred by Executive within fifteen (15) days after the giving of the written notice referred to in this Paragraph 11. The decision and award of the arbitrators must be in writing and will be final and binding upon the parties hereto. Judgment upon the award may be entered in any court having jurisdiction thereof, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The expenses of arbitration will be borne in accordance with the determination of the arbitrators with respect to the dispute or difference undergoing arbitration. All other obligations of the parties will continue as stipulated herein, and all monies not directly involved in such dispute or difference will be paid when due. Notwithstanding the foregoing, nothing herein shall limit the rights of the Company to seek injunctive relief as provided in Paragraph 9 of this Agreement.

      12. Conflicting Agreements.

      Each party hereto hereby represents and warrants to the other party that the entering into this Agreement, and the obligations and duties undertaken by such party hereunder, will not conflict with, constitute a breach of, or otherwise violate the terms of, any other employment or other agreement to which Executive is a party.

      13. Successors and Assigns.

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives but may not be assigned by Executive.

      14. Notices.

      All notices, requests, demands and other communications hereunder must be in writing and shall be deemed to have been duly given when delivered by hand, overnight mail, or 5 days after being mailed within the continental United States by first class certified mail, return receipt requested, postage prepaid, to the other party, addressed as follows:

            If to the Company:

            Plymouth Plaza
            580 W. Germantown Pike, Suite 200
            Plymouth Meeting, PA  19462
            Attention:  President

            With a copy to:

            Stanley S. Cohen, Esquire
            Fox, Rothschild, O'Brien & Frankel
            2000 Market Street - 10th Floor
            Philadelphia, PA  19103

            If to Executive:

            George S. Demuth
            328 St. Andrews Place
            Blue Bell, PA  19422

            With a copy to:

            Jonathan F. Bloom, Esquire
            Stradley, Ronon, Stevens & Young, LLP
            2600 One Commerce Square
            Philadelphia, PA  19103-7098

      Addresses may be changed by written notice sent to the other party at the last recorded address of that party or by hand delivery to the party.

      15. Severability.

      If any provision of this Agreement is deemed by a court of competent jurisdiction to be unenforceable as written, it shall be construed more narrowly to be as broad as is enforceable. If any provision of this Agreement shall be adjudged by any court of competent jurisdiction to be invalid or unenforceable for any reason, such judgment shall not affect, impair or invalidate the remainder of this Agreement.

      16. Prior Understandings.

      This Agreement (including the Exhibits hereto) embodies the entire understanding of the parties hereof, and supersedes all other oral or written agreements or understandings between them regarding the subject matter hereof. No change, alteration or modification hereof may be made except in writing, signed by the parties hereto. The headings in this Agreement are for convenience and reference only and shall not be construed as part of this Agreement or to limit or other wise affect the meaning hereof.

      17. Execution in Counterparts.

      This Agreement may be executed by the parties hereto in counterparts, each of which shall be, deemed to be original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart.

      18. Governing Law.

      This Agreement shall be construed and governed under the laws of the Commonwealth of Pennsylvania, without regard to its choice of law principles.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Employment Agreement as of the day and year first above written.

                                        KRAMONT OPERATING PARTNERSHIP, L.P.


Attest:  /s/ Mary Gannon, Secretary     By:  /s/ Louis P. Meshon, Sr., President
-----------------------------------     ----------------------------------------


                                        KRAMONT REALTY TRUST


Attest:  /s/ Mary Gannon, Secretary     By:  /s/ Louis P. Meshon, Sr., President
-----------------------------------     ----------------------------------------

                                        EXECUTIVE:

                                        /s/ George S. Demuth
                                        ----------------------------------------

                                                                   EXHIBIT 10.77

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

      This First Amendment (this "First Amendment") is dated effective July 1, 2002 by and among Kramont Operating Partnership, L.P., a Delaware limited partnership (the "Company"), Kramont Realty Trust, a Maryland real estate investment trust ("Kramont") and George S. Demuth ("Executive").

                                   BACKGROUND

      WHEREAS, the parties hereto entered into an Employment Agreement effective as of July 1, 2001 (herein referred to as "Employment Agreement"), wherein the parties agreed to the terms and conditions of Executive's employment with the Company; and

      WHEREAS, the parties hereto desire to further amend certain of the terms and conditions of the Employment Agreement.

      NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

      1. All capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed in the Employment Agreement.

      2. Paragraph 4 (a) of the Employment Agreement is hereby amended to show that the Base Salary of Executive is increased to $200,000.00, effective July 1, 2002.

      3. Paragraph 5 (c) of the Employment Agreement is hereby amended to show that in accordance with the Kramont 2000 Incentive Plan, the Company hereby grants the Executive 7,937 restricted shares of common stock under the terms and conditions contained in a share grant letter agreement (the "Share Grant Agreement"), the form of which is attached hereto and made a part hereof as Exhibit "A". Simultaneous with the execution of this First Amendment, Executive agrees to execute and deliver to the Company the Share Grant Agreement.

      4. This First Amendment and the Employment Agreement represent the entire understanding between the parties and supercede all other oral or written agreements between the parties. The Employment Agreement, as amended by this First Amendment, is hereby ratified and confirmed and remains in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this First Amendment as of the date and year first above written.

                              KRAMONT OPERATING PARTNERSHIP, L.P.

                              By:  /s/ Louis P. Meshon, Sr., President
                                   -----------------------------------


                              KRAMONT REALTY TRUST

                              By:  /s/ Louis P. Meshon, Sr., President
                                   -----------------------------------

                              Executive

                              /s/ George S. Demuth
                              ----------------------------------------